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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                           ______________________________

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) November 5, 1999

                                      0-28448
                              (Commission File Number)

                           ______________________________

                         GENERAL SURGICAL INNOVATIONS, INC.
               (Exact Name of Registrant as Specified in its Charter)

             California                                  94-3160456
          (State or Other Jurisdiction                 (IRS Employer
          of Incorporation)                            Identification No.)

                    10460 Bubb Road, Cupertino, California 95014
                (Address of Registrant's Principal Executive Office)
                                 http:/www.gsii.com
                                 (Web site address)

                                   (408) 863-2500
                (Registrant's telephone number, including area code)

                           ______________________________


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ITEM 5.   OTHER EVENTS

          On November 5, 1999, General Surgical Innovations, Inc., a Nevada corporation, entered into Amendment No. 1, to Agreement and Plan of Merger, dated as of August 23, 1999, by and among General Acquisition Corp. ("General Acquisition"), a Nevada corporation and a wholly-owned subsidiary of Tyco International Ltd., a Bermuda company, General Sub Acquisition Corp., a California corporation and a wholly-owned subsidiary of General Acquisition, and Tyco Acquisition Corp. XXIII, a Delaware corporation and a wholly-owned subsidiary of General Acquisition, which is attached hereto as Exhibit 2.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

EXHIBIT NUMBER             TITLE

2.2 Amendment No. 1, dated as of November 5, 1999, to Agreement and Plan of Merger, dated as of August 23, 1999 among General Acquisition Corp., General Sub Acquisition Corp., General Surgical Innovations, Inc. and Tyco Acquisition Corp. XXIII.


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                                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              GENERAL SURGICAL INNOVATIONS, INC.



                              By:  /s/ Gregory D. Casciaro
                                   --------------------------------------
                                   Gregory D. Casciaro
                                   President and Chief Executive Officer

Date:  November 10, 1999


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                                    Exhibit Index

EXHIBIT NUMBER           TITLE

     2.2 Amendment No. 1, dated as of November 5, 1999, to Agreement and Plan of Merger, dated as of August 23, 1999 among General Acquisition Corp., General Sub Acquisition Corp., General Surgical Innovations, Inc. and Tyco Acquisition Corp. XXIII


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